                                                                    EXHIBIT 4.01

                          SUPPLEMENTAL TRUST INDENTURE

                                      FROM

                          NORTHERN STATES POWER COMPANY
                            (A MINNESOTA CORPORATION)


                                       TO

                            BNY MIDWEST TRUST COMPANY

                                   ----------

                              DATED AUGUST 1, 2003

                                   ----------

                         SUPPLEMENTAL TO TRUST INDENTURE
                             DATED FEBRUARY 1, 1937

                                       AND

                            SUPPLEMENTAL AND RESTATED
                                 TRUST INDENTURE

                                DATED MAY 1, 1988

                                TABLE OF CONTENTS


                                                                                                              PAGE
PARTIES..........................................................................................................1

RECITALS.........................................................................................................1

ARTICLE I             SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY TO THE LIEN OF THE ORIGINAL INDENTURE..........10

         SECTION 1.01...........................................................................................10

ARTICLE II            FORM AND EXECUTION OF SERIES 2006 BONDS AND SERIES 2010 BONDS.............................11

         SECTION 2.01...........................................................................................11

         SECTION 2.02...........................................................................................13

         SECTION 2.03...........................................................................................14

         SECTION 2.04...........................................................................................16

         SECTION 2.05...........................................................................................16

         SECTION 2.06...........................................................................................16

         SECTION 2.07...........................................................................................17

ARTICLE III           APPOINTMENT OF AUTHENTICATING AGENT.......................................................20

         SECTION 3.01...........................................................................................20

         SECTION 3.02...........................................................................................20

         SECTION 3.03...........................................................................................20

         SECTION 3.04...........................................................................................21

ARTICLE IV            FINANCING STATEMENT TO COMPLY WITH THE UNIFORM COMMERCIAL CODE............................21

         SECTION 4.01...........................................................................................21

         SECTION 4.02...........................................................................................21

         SECTION 4.03...........................................................................................21

         SECTION 4.04...........................................................................................22

         SECTION 4.05...........................................................................................22

         SECTION 4.06...........................................................................................26

ARTICLE V             AMENDMENTS TO INDENTURE...................................................................26

         SECTION 5.01...........................................................................................26

ARTICLE VI            MISCELLANEOUS.............................................................................26

         SECTION 6.01...........................................................................................26

                                TABLE OF CONTENTS
                                   (continued)


                                                                                                               PAGE

         SECTION 6.02...........................................................................................26

         SECTION 6.03...........................................................................................27

         SECTION 6.04...........................................................................................27

         SECTION 6.05...........................................................................................27

         SECTION 6.06...........................................................................................27

SCHEDULE A - PROPERTIES

         Supplemental Trust Indenture, made effective as of the 1st day of August, 2003, by and between NORTHERN STATES POWER COMPANY (formerly Northern Power Corporation), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota, having its principal office in the City of Minneapolis in said State (the "Company"), party of the first part, and BNY MIDWEST TRUST COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Illinois, having its principal office in the City of Chicago in said State (as successor Trustee to Harris Trust and Savings Bank), as Trustee (the "Trustee"), party of the second part;

                                   WITNESSETH:

         WHEREAS, a predecessor in interest to the Company, Xcel Energy Inc. (formerly Northern States Power Company), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota (the "Predecessor Company") heretofore has executed and delivered to the Trustee its Trust Indenture (the "1937 Indenture"), made as of February 1, 1937, whereby the Predecessor Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee and to its respective successors in trust, all property, real, personal and mixed then owned or thereafter acquired or to be acquired by the Predecessor Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Predecessor Company in and by the provisions of the 1937 Indenture, to be held by said Trustee in trust in accordance with provisions of the 1937 Indenture for the equal pro rata benefit and security of all and each of the bonds issued thereunder in accordance with the provisions thereof; and

         WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental Trust Indenture, made as of June 1, 1942, whereby the Predecessor Company conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the date of the 1937 Indenture; and

         WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions and agreements of the 1937 Indenture certain additional covenants, conditions and agreements to be observed by the Company, created the following series of First Mortgage Bonds:

              DATE OF SUPPLEMENTAL
                 TRUST INDENTURE                                   DESIGNATION OF SERIES
              --------------------                                 ---------------------
               February 1, 1944                              Series due February 1, 1974 (retired)
               October 1, 1945                               Series due October 1, 1975 (retired)
               July 1, 1948                                  Series due July 1, 1978 (retired)
               August 1, 1949                                Series due August 1, 1979 (retired)
               June 1, 1952                                  Series due June 1, 1982 (retired)
               October 1, 1954                               Series due October 1, 1984 (retired)
               September 1, 1956                             Series due 1986 (retired)
               August 1, 1957                                Series due August 1, 1987 (redeemed)
               July 1, 1958                                  Series due July 1, 1988 (retired)
               December 1, 1960                              Series due December 1, 1990 (retired)
               August 1, 1961                                Series due August 1, 1991 (retired)
               June 1, 1962                                  Series due June 1, 1992 (retired)
               September 1, 1963                             Series due September 1, 1993 (retired)
               August 1, 1966                                Series due August 1, 1996 (redeemed)
               June 1, 1967                                  Series due June 1, 1995 (redeemed)
               October 1, 1967                               Series due October 1, 1997 (redeemed)
               May 1, 1968                                   Series due May 1, 1998 (redeemed)
               October 1, 1969                               Series due October 1, 1999 (redeemed)
               February 1, 1971                              Series due March 1, 2001 (redeemed)
               May 1, 1971                                   Series due June 1, 2001 (redeemed)
               February 1, 1972                              Series due March 1, 2002 (redeemed)
               January 1, 1973                               Series due February 1, 2003 (redeemed)
               January 1, 1974                               Series due January 1, 2004 (redeemed)
               September 1, 1974                             Pollution Control Series A (redeemed)
               April 1, 1975                                 Pollution Control Series B (redeemed)
               May 1, 1975                                   Series due May 1, 2005 (redeemed)
               March 1, 1976                                 Pollution Control Series C (retired)
               June 1, 1981                                  Pollution Control Series D, E and F (redeemed)
               December 1, 1981                              Series due December 1, 2011 (redeemed)
               May 1, 1983                                   Series due May 1, 2013 (redeemed)
               December 1, 1983                              Pollution Control Series G (redeemed)
               September 1, 1984                             Pollution Control Series H (redeemed)
               December 1, 1984                              Resource Recovery Series I (redeemed)
               May 1, 1985                                   Series due June 1, 2015 (redeemed)
               September 1, 1985                             Pollution Control Series J, K and L
               July 1, 1989                                  Series due July 1, 2019 (redeemed)
               June 1, 1990                                  Series due June 1, 2020 (redeemed)
               October 1, 1992                               Series due October 1, 1997 (retired)
               April 1, 1993                                 Series due April 1, 2003 (retired)
               December 1, 1993                              Series due December 1, 2000 (retired), and
                                                             December 1, 2005

              DATE OF SUPPLEMENTAL
                 TRUST INDENTURE                                   DESIGNATION OF SERIES
              --------------------                                 ---------------------
               February 1, 1994                              Series due February 1, 1999 (retired)
               October 1, 1994                               Series due October 1, 2001 (retired)
               June 1, 1995                                  Series due July 1, 2025
               April 1, 1997                                 Pollution Control Series M (redeemed), N, O and P
               March 1, 1998                                 Series due March 1, 2003 (retired), and
                                                             March 1, 2028
               May 1, 1999                                   Resource Recovery Series Q
               June 1, 2000                                  Resource Recovery Series R; and

         WHEREAS, on August 18, 2000, New Centuries Energies, Inc. was merged with and into the Predecessor Company and the Predecessor Company changed its corporate name from Northern States Power Company to Xcel Energy Inc.; and

         WHEREAS, pursuant to an Assignment and Assumption Agreement dated as of August 18, 2000 between the Predecessor Company and the Company, substantially all the assets of the Predecessor Company (other than the stock of the Predecessor Company's subsidiaries) were conveyed to, and substantially all the liabilities of the Predecessor Company, including liabilities created under the Indenture, were assumed by, the Company (the "Assignment"); and

         WHEREAS, pursuant to the Supplemental Trust Indenture dated as of August 1, 2000 among the Predecessor Company, the Company and Harris Trust and Savings Bank, as trustee, the requirements and conditions precedent set forth in the Original Indenture and the Restated Indenture (each as hereinafter defined) with respect to the Assignment were satisfied; and

         WHEREAS, the Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it (or, as the case may be, the Predecessor Company) subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions and agreements of the 1937 Indenture certain additional covenants, conditions, and agreements to be observed by the Company, created the following series of First Mortgage Bonds:


              DATE OF SUPPLEMENTAL
                 TRUST INDENTURE                                   DESIGNATION OF SERIES
              --------------------                                 ---------------------
             June 1, 2002                                    Series due August 15, 2003
             July 1, 2002                                    Pollution Control Series S
             August 1, 2002                                  Series A and Series B due August 28, 2012
             May 1, 2003                                     Series due 2004, extendible through 2006; and

         WHEREAS, the 1937 Indenture and all of the foregoing Supplemental Trust Indentures are referred to herein collectively as the "Original Indenture"; and

         WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental and Restated Trust Indenture, dated May 1, 1988 (the "Restated Indenture"), which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture, amended and restated the Original Indenture (except for those Supplemental Trust Indentures executed after May 1, 1988); and

         WHEREAS, the Restated Indenture will not become effective and operative until all bonds of each series issued under the Original Indenture prior to May 1, 1988, shall have been retired through payment or redemption (including those bonds "deemed to be paid" within the meaning of that term as used in Article XVII of the 1937 Indenture) or until, subject to certain exceptions, the holders of the requisite principal amount of such bonds shall have consented to the amendments contained in the Restated Indenture (such date being herein called the "Effective Date"); and

         WHEREAS, the Original Indenture and the Restated Indenture are referred to herein collectively as the "Indenture"; and

         WHEREAS, pursuant to the Agreement of Resignation, Appointment and Acceptance dated as of May 1, 2002 among the Company, BNY Midwest Trust Company, as successor trustee, and Harris Trust and Savings Bank, the Trustee accepted the rights, powers, duties and obligations of the trustee under the Indenture effective as of May 9, 2002; and

         WHEREAS, the Indenture provides that bonds may be issued thereunder in one or more series, each series to have such distinctive designation as the Board of Directors of the Company may select for such series; and

         WHEREAS, the Company is desirous of providing for the creation of (a) a new series of First Mortgage Bonds, said new series of bonds to be designated "First Mortgage Bonds, Series due August 1, 2006" (the "Series 2006 Bonds") and
(b) a new series of First Mortgage Bonds, said new series of bonds to be designated "First Mortgage Bonds, Series due August 1, 2010" (the "Series 2010 Bonds," and collectively with the Series 2006 Bonds, the "Bonds"), the bonds of each series to be issued as registered bonds without coupons in denominations of a multiple of $1,000, and the bonds of each series to be substantially in the form and of the tenor following with the redemption prices inserted therein in conformity with the provisions of Section 2.03 hereof, to-wit:

                (Form of Series 2006 Bonds and Series 2010 Bonds)
                          NORTHERN STATES POWER COMPANY
             (Incorporated under the laws of the State of Minnesota)
                               First Mortgage Bond
                        Series due August 1, [2006][2010]

No. _______________                                          $________________

         [Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]*

         NORTHERN STATES POWER COMPANY, a corporation organized and existing under the laws of the State of Minnesota (the "Company"), for value received, hereby promises to pay to [_____________] or its registered assigns, at the office of the Trustee, in Chicago, Illinois, or, at the option of the registered owner, at the agency of the Company in the Borough of Manhattan, City and State of New York, an amount equal to [_________] Dollars in lawful money of the United States of America, on the 1st day of August, [2006]** [2010]***, and to pay interest hereon from the date hereof at the rate of [2.875]** [4.75]*** percent per annum, in like money, until the Company's obligation with respect to the payment of such principal sum shall be discharged; said interest being payable at the option of the person entitled to such interest either at the office of the Trustee, in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, on the 1st day of February and on the 1st day of August in each year provided that as long as there is no existing default in the payment of interest and except for the payment of defaulted interest, the interest payable on any February 1 or August 1 will be paid to the person in whose name this bond was registered at the close of business on the record date (the January 15 prior to such February 1 or the July 15 prior to such August 1 (whether or not a business day)).

         [EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THESE GLOBAL BONDS MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE REGISTERED DEPOSITORY OR BY A NOMINEE OF THE REGISTERED DEPOSITORY TO THE REGISTERED DEPOSITORY, ANOTHER NOMINEE OF THE REGISTERED DEPOSITORY, A SUCCESSOR OF THE REGISTERED DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR.]*

         This bond is one of a duly authorized issue of bonds of the Company, of the series and designation indicated on the face hereof, which issue of bonds consists, or may consist, of several series of varying denominations, dates and tenor, all issued and to be issued under and equally secured (except insofar as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated February 1, 1937 (the "1937 Indenture"), as supplemented by 53 supplemental trust indentures (collectively, the "Supplemental Indentures"), a Supplemental and Restated Trust Indenture dated May 1, 1988 (the "Restated Indenture") and a new

----------
* This legend to be included if the Bonds are issued as a global bond in book-entry form.
**  To be inserted in Series 2006 Bonds.

*** To be inserted in Series 2010 Bonds.

supplemental trust indenture for the bonds of this series effective as of August 1, 2003 (the "New Supplemental Indenture"), executed by the Company to BNY MIDWEST TRUST COMPANY (as successor to Harris Trust and Savings Bank), as trustee (the "Trustee"). The 1937 Indenture, as supplemented by the Supplemental Indentures, the Restated Indenture and the New Supplemental Indenture, is referred to herein collectively as the "Indenture". Reference hereby is made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security and the terms and conditions upon which the bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture upon the happening of a default as provided in the Indenture.

         With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture and of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least 66 2/3% in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds challenged and disqualified from voting by reason of the Company's interest therein as provided in the Indenture); provided that without the consent of all holders of all bonds affected no such modification or alteration shall permit the extension of the maturity of the principal of any bond or the reduction in the rate of interest thereon or any other modification in the terms of payment of such principal or interest.

         The Restated Indenture amends and restates the 1937 Indenture and the Supplemental Indentures executed prior to May 1, 1988. The Restated Indenture will become effective and operative (the "Effective Date") when all bonds of each series issued under the Indenture prior to May 1, 1988 shall have been retired through payment or redemption (including those bonds "deemed to be paid" within the meaning of that term as used in Article XVII of the 1937 Indenture) or until, subject to certain exceptions, the holders of the requisite principal amount of such bonds shall have consented to the amendments contained in the Restated Indenture. Holders of the bonds of this series and of each subsequent series of bonds issued under the Indenture likewise will be bound by the amendments contained in the Restated Indenture when they become effective and operative. Reference is made to the Restated Indenture for a complete description of the amendments contained therein to the 1937 Indenture and to the Supplemental Indentures.

         The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and shall not be affected by any notice to the contrary.

         The bonds of this series shall be redeemable at the option of the Company, as a whole or in part, on any date upon not less than 30 days' previous notice to be given in the manner and with the effect provided in Section 2 of
Article X of the 1937 Indenture (except that, on and after the Effective Date, such notice shall be given in the manner and effect provided in Section 10.02 of the Indenture) at a redemption price equal to the greater of (a) the principal amount being redeemed or (b) the sum of the present values of the remaining scheduled payments of principal and interest on the bonds of this series that are being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the

Treasury Yield plus [12.5]** [20]*** basis points, plus in each case accrued and unpaid interest to the redemption date.

         "Treasury Yield" means, with respect to any redemption date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities", for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Term, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Yield will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Yield will be calculated on the third business day preceding the date fixed for redemption.

         "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (the "Remaining Term") of the bonds of this series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of this series.

         "Comparable Treasury Price" means (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations for such redemption date, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

         "Independent Investment Banker" means Barclays Capital Inc. or J.P. Morgan Securities Inc. or their successors or, if such firms or their successors are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

         "Reference Treasury Dealer Quotations" means, for each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

----------
** To be inserted in Series 2006 Bonds.

*** To be inserted in Series 2010 Bonds.

         "Reference Treasury Dealer" means (i) Barclays Capital Inc. or J.P. Morgan Securities Inc. and any other primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer") designated by, and not affiliated with, Barclays Capital Inc., J.P. Morgan Securities Inc. and their respective successors, provided, however, that if Barclays Capital Inc. or J.P. Morgan Securities Inc. or any of their designees ceases to be a Primary Treasury Dealer, the Company shall appoint another Primary Treasury Dealer as a substitute, and (ii) any other Primary Treasury Dealers selected by the Company after consultation with the Independent Investment Banker.

         Bonds of this series are not subject to a sinking fund.

         This bond is transferable as prescribed in the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the office of the Trustee in Chicago, Illinois, or at the option of the owner at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, upon surrender and cancellation of this bond, and thereupon a new bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee in exchange therefor as provided in the Indenture, upon payment of taxes or other governmental charges, if any, that may be imposed in relation thereto.

         Bonds of this series are interchangeable as to denominations in the manner and upon the conditions prescribed in the Indenture.

         No charge shall be made by the Company for any exchange or transfer of bonds of this series, other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

         The Company shall not be required to issue, transfer or exchange any bond of this series during a period of 10 days immediately preceding any selection of bonds of this series to be redeemed. The Company shall not be required to transfer or exchange any bond of this series called or being called for redemption in its entirety or to transfer or exchange the called portion of a bond of this series which has been called for partial redemption.

         No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of said Indenture, against any incorporator, or any past, present, or future shareholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute, or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.

         This bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of BNY Midwest Trust Company (as successor trustee to Harris Trust and Savings Bank), as Trustee under the Indenture, or its successor thereunder.

         IN WITNESS WHEREOF, NORTHERN STATES POWER COMPANY has caused this bond to be executed in its name by its President or a Vice President and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or an Assistant Secretary.


Dated: ____________                       NORTHERN STATES POWER COMPANY


     Attest:                              By:
            ------------------------         ----------------------------------
                                             President

                         (Form of Trustee's Certificate)

         This bond is one of the bonds of the series designated thereon, described in the within-mentioned Indenture.

                                          BNY MIDWEST TRUST COMPANY, as Trustee


                                          By:
                                             ----------------------------------
                                             Authorized Officer

and

         WHEREAS, the Company is desirous of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee and to its respective successors in trust, additional property acquired by it subsequent to the date of the preparation of the Supplemental Trust Indenture dated as of May 1, 2003; and

         WHEREAS, the Indenture provides in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Indenture and of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Indenture; and

         WHEREAS, the execution and delivery of this Supplemental Trust Indenture have been duly authorized by a resolution adopted by the Board of Directors of the Company;

         WHEREAS, the Trustee has duly determined to execute this Supplemental Trust Indenture and to be bound, insofar as it may lawfully do so, by the provisions hereof;

         NOW, THEREFORE, Northern States Power Company, in consideration of the premises and of one dollar duly paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt of which is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with BNY Midwest Trust Company (as successor trustee to Harris Trust and Savings Bank), as Trustee, and its successors in the trust under the Indenture for the benefit of those who hold or shall hold the bonds, or any of them, issued or to be issued thereunder, as follows:

                                   ARTICLE I
                   SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY
                      TO THE LIEN OF THE ORIGINAL INDENTURE

         Section 1.01 . The Company, in order to better secure the payment, of both the principal and interest, of all bonds of the Company at any time outstanding under the Indenture according to their tenor and effect and the performance of and compliance with the covenants and conditions contained in the Indenture, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over and confirm, to the Trustee and to its respective successors in said trust forever, subject to the rights reserved by the Company in and by the provisions of the Indenture, all of the property described and mentioned or enumerated in a schedule annexed hereto and marked Schedule A, reference to said schedule being made hereby with the same force and effect as if the same were incorporated herein at length; together with all and singular the tenements, hereditaments and appurtenances belonging and in any way appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, products and profits thereof;

         Also, in order to subject the personal property and chattels of the Company to the lien of the Indenture and to conform with the provisions of the Uniform Commercial Code, all fossil, nuclear, hydro and other electric generating plants, including buildings and other structures, turbines, generators, exciters, boilers, reactors, nuclear fuel, other boiler plant equipment, condensing equipment and all other generating equipment; substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating mains and equipment; gas transmission and distribution systems, including structures, storage facilities, mains, compressor stations, purifier stations, pressure holders, governors, services and meters; telephone plant and related distribution systems; trucks and trailers; office, shop and other buildings and structures, furniture and equipment; apparatus and equipment of all other kinds and descriptions; materials and supplies; all municipal and other franchises, leaseholds, licenses, permits, privileges, patents and patent rights; all shares of stock, bonds, evidences of indebtedness, contracts, claims, accounts receivable, choses in action and other intangibles, all books of account and other corporate records;

         Excluding, however, all merchandise and appliances heretofore or hereafter acquired for the purpose of sale to customers and others;

         All the estate, right, title, interest and claim, whatsoever, at law as well as in equity, which the Company now has or hereafter may acquire in and to the aforesaid property and every part and parcel thereof subject, however, to the right of the Company, until the happening of a completed default as defined in Section 1 of Article XIII of the Original Indenture prior to the Effective Date and upon the occurrence and continuation of a Completed Default as defined in the Indenture on and after the Effective Date, to retain in its possession all shares of stock, notes, evidences of indebtedness, other securities and cash not expressly required by the provisions hereof to be deposited with the Trustee, to retain in its possession all contracts, bills and accounts receivable, motor cars, any stock of goods, wares and merchandise, equipment or supplies acquired for the purpose of consumption in the operation, construction or repair of any of the properties of the Company, and to sell, exchange, pledge, hypothecate or otherwise dispose of any or all of such property so retained in its possession, free from the lien of the Indenture, without permission or hindrance on the part of the Trustee, or any of the bondholders. No person in any dealings with the Company in respect of any such property shall be charged with any notice or knowledge of any such completed default (prior to the Effective Date) or Completed Default (after the Effective Date) under the Indenture while the Company is in possession of such property. Nothing contained herein or in the Indenture shall be deemed or construed to require the deposit with, or delivery to, the Trustee of any of such property, except such as is specifically required to be deposited with the Trustee by some express provision of the Indenture;

         To have and to hold all said property, real, personal and mixed, granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, to the Trustee and its successors and assigns forever, subject, however, to permitted liens as defined in Section 5 of Article I of the 1937 Indenture prior to the Effective Date and to Permitted Encumbrances on and after the Effective Date and to the further reservations, covenants, conditions, uses and trusts set forth in the Indenture; in trust nevertheless for the same purposes and upon the same conditions as are set forth in the Indenture.

                                   ARTICLE II
          FORM AND EXECUTION OF SERIES 2006 BONDS AND SERIES 2010 BONDS

         Section 2.01 . There is hereby created, for issuance under the Indenture, a series of bonds designated Series due August 1, 2006, each of which shall bear the descriptive title "First Mortgage Bonds, Series due August 1, 2006", and the form thereof shall contain suitable provisions with respect to the matters hereafter specified in this Section. The Series 2006 Bonds may forthwith be executed by the Company substantially in the form set forth in the recitals, including the relevant provisions as indicated therein, and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of the Indenture and this Supplemental Indenture. The aggregate principal amount of the Series 2006 Bonds outstanding at any time shall not exceed $200,000,000. The Series 2006 Bonds shall mature on August 1, 2006, and shall be issued as registered bonds without coupons in denominations of $1,000. The Series 2006 Bonds shall bear interest at a rate of 2.875% per annum on the principal amount thereof payable semi-annually on February 1 and August 1 of each year, and the principal shall be payable at the office of the Trustee in Chicago, Illinois, or at the option of the registered owner at the agency of the Company in the Borough of Manhattan, City and State of New York, in lawful money of the United States of America, and the interest shall be payable in like money at the option of the person entitled to such interest either at said office of the Trustee in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York. Interest on the Series 2006 Bonds shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The Series 2006 Bonds shall be dated as of the interest payment date next preceding the authentication thereof by the Trustee except that (i) if any Series 2006 Bond shall be authenticated before February 1, 2004, it shall be dated as of August 8, 2003, unless (iii) below is applicable, (ii) if the Company shall at the time of the authentication of the Series 2006 Bond be in default in the payment of interest upon the Series 2006 Bonds, such Series 2006 Bond shall be dated as of the date of the beginning of the period for which such interest is so in default and (iii) as long as there is no existing default in the payment of interest on the Series 2006 Bonds, if any Series 2006 Bond shall be authenticated after the close of business on any Record Date but on or prior to the interest payment date relating to such Record Date, it shall be dated as of such interest payment date.

         As long as there is no existing default in the payment of interest on the Series 2006 Bonds, the person in whose name any Series 2006 Bond is registered at the close of business on any Record Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of any such Series 2006 Bond subsequent to the Record Date and on or prior to such interest payment date, except as and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such Series 2006 Bond is registered on the Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to the registered holder of any Series 2006 Bond not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2006 Bonds may be listed, and upon such notice as may be required by such exchange.

         The term "Record Date" as used in this Section 2.01 with respect to any interest payment date (February 1 or August 1) shall mean the January 15 prior to such February 1 or the July 15 prior to such August 1 (whether or not a business day). The term "business day" shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.

         As used in this Section 2.01, the term "default in the payment of interest" means failure to pay interest on the applicable interest payment date disregarding any period of grace permitted by the Indenture.

         The "Special Record Date" as used in this Section 2.01 shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Series 2006 Bond and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as provided in this Section 2.01. Thereupon the Trustee shall fix a Special Record Date for the payment of such defaulted interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the Special Record

Date therefor to be mailed, first class postage prepaid, to each holder of the Series 2006 Bonds, at his, her or its address as it appears in the bond register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest and the Special Record Date therefor having been mailed as aforesaid, such defaulted interest shall be paid to the persons in whose names the Series 2006 Bonds are registered on such Special Record Date and shall not be payable pursuant to the paragraph immediately following in this Section 2.01.

         The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2006 Bonds may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this Section 2.01, such payment shall be deemed practicable by the Trustee.

         SECTION 2.02. There is hereby created, for issuance under the Indenture, a series of bonds designated Series due August 1, 2010, each of which shall bear the descriptive title "First Mortgage Bonds, Series due August 1, 2010", and the form thereof shall contain suitable provisions with respect to the matters hereafter specified in this Section. The Series 2010 Bonds may forthwith be executed by the Company substantially in the form set forth in the recitals, including the relevant provisions as indicated therein, and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of the Indenture and this Supplemental Indenture. The aggregate principal amount of the Series 2010 Bonds outstanding at any time shall not exceed $175,000,000. The Series 2010 Bonds shall mature on August 1, 2010, and shall be issued as registered bonds without coupons in denominations of $1,000. The Series 2010 Bonds shall bear interest at a rate of 4.750% per annum on the principal amount thereof payable semi-annually on February 1 and August 1 of each year, and the principal shall be payable at the office of the Trustee in Chicago, Illinois, or at the option of the registered owner at the agency of the Company in the Borough of Manhattan, City and State of New York, in lawful money of the United States of America, and the interest shall be payable in like money at the option of the person entitled to such interest either at said office of the Trustee in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York. Interest on the Series 2010 Bonds shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The Series 2010 Bonds shall be dated as of the interest payment date next preceding the authentication thereof by the Trustee except that (i) if any Series 2010 Bond shall be authenticated before February 1, 2004, it shall be dated as of August 8, 2003, unless (iii) below is applicable, (ii) if the Company shall at the time of the authentication of the Series 2010 Bond be in default in the payment of interest upon the Series 2010 Bonds, such Series 2010 Bond shall be dated as of the date of the beginning of the period for which such interest is so in default and (iii) as long as there is no existing default in the payment of interest on the Series 2010 Bonds, if any Series 2010 Bond shall be authenticated after the close of business on any Record Date but on or prior to the interest payment date relating to such Record Date, it shall be dated as of such interest payment date.

         As long as there is no existing default in the payment of interest on the Series 2010 Bonds, the person in whose name any Series 2010 Bond is registered at the close of business on any Record Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of any such Series 2010 Bond subsequent to the Record Date and on or prior to such interest payment date, except as and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such Series 2010 Bond is registered on the Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to the registered holder of any Series 2010 Bond not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2010 Bonds may be listed, and upon such notice as may be required by such exchange.

         The term "Record Date" as used in this Section 2.02 with respect to any interest payment date (February 1 or August 1) shall mean the January 15 prior to such February 1 or the July 15 prior to such August 1 (whether or not a business day). The term "business day" shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.

         As used in this Section 2.02, the term "default in the payment of interest" means failure to pay interest on the applicable interest payment date disregarding any period of grace permitted by the Indenture.

         The "Special Record Date" as used in this Section 2.02 shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Series 2010 Bond and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as provided in this Section 2.02. Thereupon the Trustee shall fix a Special Record Date for the payment of such defaulted interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each holder of the Series 2010 Bonds, at his, her or its address as it appears in the bond register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest and the Special Record Date therefor having been mailed as aforesaid, such defaulted interest shall be paid to the persons in whose names the Series 2010 Bonds are registered on such Special Record Date and shall not be payable pursuant to the paragraph immediately following in this Section 2.02.

         The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2010 Bonds may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this Section 2.02, such payment shall be deemed practicable by the Trustee.

         SECTION 2.03. The Series 2006 Bonds and the Series 2010 Bonds shall be redeemable at the option of the Company, as a whole or in part, on any date upon not less than 30 days' previous notice to be given in the manner and with the effect provided in
Section 2 of Article X of the 1937 Indenture (except that, on and after the Effective Date, such notice shall be given in the manner and effect provided in
Section 10.02 of the Indenture) at a redemption price equal to the greater of
(a) the principal amount being redeemed or (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Series 2006 Bonds or Series 2010 Bonds, as applicable, that are being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 12.5 basis points, in the case of the Series 2006 Bonds, and 20 basis points, in the case of the Series 2010 Bonds, plus in each case accrued and unpaid interest to the redemption date.

         "Treasury Yield" means, with respect to any redemption date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities", for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Term, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Yield will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Yield will be calculated on the third business day preceding the date fixed for redemption.

         "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (the "Remaining Term") of the bonds of the series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of the series being redeemed.

         "Comparable Treasury Price" means (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations for such redemption date, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

         "Independent Investment Banker" means Barclays Capital Inc. or J.P. Morgan Securities Inc. or their successors or, if such firms or their successors are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

         "Reference Treasury Dealer Quotations" means, for each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

         "Reference Treasury Dealer" means (i) Barclays Capital Inc. or J.P. Morgan Securities Inc. and any other primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer") designated by, and not affiliated with, Barclays Capital Inc., J.P. Morgan Securities Inc. and their respective successors, provided, however, that if Barclays Capital Inc. or J.P. Morgan Securities Inc. or any of their designees ceases to be a Primary Treasury Dealer, the Company shall appoint another Primary Treasury Dealer as a substitute and (ii) any other Primary Treasury Dealers selected by the Company after consultation with the Independent Investment Banker.

         Neither the Series 2006 Bonds nor the Series 2010 Bonds are subject to a sinking fund.

         The redemption prices of the Series 2006 Bonds and the Series 2010 Bonds, as applicable, need not be specified in any temporary bond of said series if an appropriate reference be made in said temporary bond to the provision of this Section.

         SECTION 2.04. The registered owner of any Bond or Bonds, at his, her, or its option, may surrender the same with other Bonds of such series at the office of the Trustee in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, for cancellation, in exchange for other Bonds of such series of higher or lower authorized denominations, but of the same aggregate principal amount, bearing interest from its date, and upon receipt of any payment required under the provisions of Section 2.05 hereof. Thereupon the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered Bonds to such registered owner at its office or at any other place specified as aforesaid.

         Notwithstanding the provisions of Section 11 of Article II of the 1937 Indenture, the Company shall not be required to issue, transfer or exchange any Bond during a period of ten (10) days next preceding any selection of Bonds to be redeemed. The Company shall not be required to transfer or exchange any Bond called or being called for redemption in its entirety or to transfer or exchange the called portion of a Bond which has been called for partial redemption.

         SECTION 2.05. No charge shall be made by the Company for any exchange or transfer of Bonds other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

         SECTION 2.06. The Bonds shall be executed on behalf of the Company by the manual signature of its President or one of its Vice Presidents or with the facsimile signature of its President, and its corporate seal shall be thereunto affixed, or printed, lithographed, or engraved thereon, in facsimile, and attested by the manual signature of its Secretary or one of its Assistant Secretaries or with the facsimile signature of its Secretary. In case any of the officers who shall have signed any Bonds or attested the seal thereon or whose facsimile signature shall be borne by the Bonds shall cease to be such officers of the Company before the Bonds so signed and sealed actually shall have been authenticated by the Trustee or delivered by the Company, such Bonds nevertheless may be issued, authenticated, and delivered with the same force and effect as though the person or persons who signed such Bonds and attested the seal thereon or whose facsimile signature is borne by the Bonds had not ceased to be such officer or officers of the Company. Any Bond issuable hereunder may be signed or attested by manual or facsimile signature in behalf of the Company by such person as at the actual date of the execution of such Bond shall be the proper officer of the Company, although at the date of such Bond such person shall not have been an officer of the Company.

         SECTION 2.07. (a) Except as provided in subsections (c) and (g) below, the registered holder of all of the Series 2006 Bonds and the Series 2010 Bonds shall be The Depository Trust Company ("DTC") and such Bonds shall be registered in the name of Cede & Co., as nominee for DTC. Payment of principal of, premium, if any, and interest on any Bonds registered in the name of Cede & Co. shall be made by transfer of New York Federal or equivalent immediately available funds with respect to the Bonds to the account of Cede & Co. on each such payment date for the Bonds at the address indicated for Cede & Co. in the bond register kept by the Trustee.

         (b) The Series 2006 Bonds and the Series 2010 Bonds shall each be initially issued in the form of one or more separate single authenticated fully registered certificates in the respective aggregate principal amount of such series of Bonds. Upon initial issuance, the ownership of such Bonds shall be registered in the bond register kept by the Trustee in the name of Cede & Co., as nominee of DTC. The Trustee and the Company may treat DTC (or its nominee) as the sole and exclusive registered holder of the Bonds registered in its name for the purposes of payment of the principal of, premium, if any, and interest on the Bonds and of giving any notice permitted or required to be given to holders under the Indenture, except as provided in Section 2.07(g) below; and neither the Trustee nor the Company shall be affected by any notice to the contrary. Neither the Trustee nor the Company shall have any responsibility or obligation to any of DTC's participants (each a "Participant"), any person claiming a beneficial ownership in the Bonds under or through DTC or any Participant (each a "Beneficial Owner") or any other person which is not shown on the bond register maintained by the Trustee as being a registered holder, with respect to
(1) the accuracy of any records maintained by DTC or any Participant; (2) the payment by DTC or any Participant of any amount in respect of the principal of, premium, if any, or interest on the Bonds; (3) the delivery by DTC or any Participant of any notice to any Beneficial Owner which is permitted or required to be given to registered holders under the Indenture of the Bonds; (4) the selection of the Beneficial Owners to receive payment in the event of any partial redemption of the Bonds; or (5) any consent given or other action taken by DTC as bondholder. The Trustee shall pay all principal of, premium, if any, and interest on the Bonds registered in the name of Cede & Co. only to or "upon the order of" (as that term is used in the Uniform Commercial Code as adopted in Minnesota and New York) DTC, and all such payments shall be valid and effective to fully satisfy and discharge the Company's obligations with respect to the principal of, premium, if any, and interest on such Bonds to the extent of the sum or sums so paid. Except as otherwise provided in Sections 2.07(c) and (g) below, no person other than DTC shall receive authenticated bond certificates evidencing the obligation of the Company to make payments of principal of and interest on the Bonds. Upon delivery by DTC to the Trustee of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions of the Indenture with respect to transfers of bonds, the word "Cede & Co." in this Supplemental Trust Indenture shall refer to such new nominee of DTC.

         (c) If the Company in its discretion determines that it is in the best interest of the Beneficial Owners that they be able to obtain bond certificates for a series of Bonds or there shall have occurred and be continuing a completed default with respect to a series of Bonds, the Company shall notify DTC and the Trustee, whereupon DTC will notify the Participants of the availability through DTC of bond certificates for such series of Bonds. In such event, the Trustee shall issue, transfer and exchange bond certificates as requested by DTC in appropriate amounts pursuant to Article II of the 1937 Indenture prior to the Effective Date, Article II of the Restated Indenture on and after the Effective Date and Section 2.04 of this Supplemental Trust Indenture. The Company shall pay all costs in connection with the production of bond certificates if the Company makes such a determination under this Section 2.07(c). DTC may determine to discontinue providing its services with respect to a series of Bonds at any time by giving written notice to the Company and the Trustee and discharging its responsibilities with respect thereto under applicable law. Under such circumstances (if there is no successor book-entry depository), the Company and the Trustee shall be obligated (at the sole cost and expense of the Company) to deliver bond certificates for such series of Bonds as described in this Supplemental Trust Indenture. If bond certificates are issued, the provisions of the Indenture shall apply to, among other things, the transfer and exchange of such certificates and the method of payment of principal of, premium, if any, and interest on such certificates. Whenever DTC requests the Company and the Trustee to do so, the Company will direct the Trustee (at the sole cost and expense of the Company) to cooperate with DTC in taking appropriate action after reasonable notice (1) to make available one or more separate certificates evidencing the Bonds to any Participant or (2) to arrange for another book-entry depository to maintain custody of certificates evidencing the Bonds registered in the name of such depository or its nominee. Any successor book-entry depository must be a clearing agency registered with the Securities and Exchange Commission pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and must enter into an agreement with the Company and the Trustee agreeing to act as the depository and clearing agency for such series of Bonds (except as provided in Section 2.07(g) below). After such agreement has become effective, DTC shall present the Bonds for registration of transfer in accordance with Section 12 of Article II of the 1937 Indenture prior to the Effective Date and Section 2.12 of the Restated Indenture on and after the Effective Date, and the Trustee shall register them in the name of the successor book-entry depository or its nominee and all references thereafter to DTC shall be to such successor book-entry depository. If a successor book-entry depository has not accepted such position before the effective date of DTC's termination of its services, the book-entry system shall automatically terminate and may not be reinstated without the consent of all registered holders of the Bonds.

         (d) Notwithstanding any other provision of this Supplemental Trust Indenture to the contrary, so long as any Bonds are registered in the name of Cede & Co., as nominee of DTC, all payments with respect to the principal of, premium, if any, and interest on such Bonds and all notices with respect to such Bonds shall be made and given, respectively, to DTC as provided in the representation letter dated as of the date of delivery of the Bonds among DTC, the Company and the Trustee. The Trustee is hereby authorized and directed to comply with all terms of the representation letter.

         (e) In connection with any notice or other communication to be provided pursuant to the Indenture for the Bonds by the Company or the Trustee with respect to any consent or other action to be taken by the registered holders of the Bonds, the Company or the Trustee, as the case may be, shall seek to establish a record date to the extent permitted by the Indenture for such consent or other action and give DTC notice of such record date not less than fifteen (15) calendar days in advance of such record date to the extent possible. Such notice to DTC shall be given only when DTC is the sole registered holder.

         (f) NEITHER THE COMPANY NOR THE TRUSTEE WILL HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO THE PARTICIPANTS OR THE BENEFICIAL OWNERS WITH RESPECT TO (1) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY PARTICIPANT; (2) THE PAYMENT BY DTC OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE BONDS; (3) THE DELIVERY BY DTC OR ANY PARTICIPANT OF ANY NOTICE TO ANY BENEFICIAL OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE TO BE GIVEN TO REGISTERED HOLDERS;
(4) THE SELECTION OF THE BENEFICIAL OWNERS TO RECEIVE PAYMENT IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE BONDS; OR (5) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC AS A REGISTERED HOLDER.

         SO LONG AS CEDE & CO. IS THE REGISTERED HOLDER OF THE BONDS AS NOMINEE OF DTC, REFERENCES HEREIN TO REGISTERED HOLDERS OF THE BONDS SHALL MEAN CEDE & CO. AND SHALL NOT MEAN THE BENEFICIAL OWNERS OF THE BONDS NOR THE PARTICIPANTS.

         (g) The Company shall terminate the services of DTC with respect to a series of Bonds if the Company determines that: (i) DTC (x) is unable to discharge its responsibilities with respect to such series of Bonds or (y) at any time ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended; or (ii) there shall have occurred and be continuing a completed default with respect to any series of Bonds. The Company, in its sole discretion, may terminate the services of DTC with respect to a series of Bonds if the Company determines that a continuation of the requirement that all of the outstanding Bonds be registered with the registration books kept by the Trustee in the name of Cede & Co., as nominee of DTC, is not in the best interest of the Beneficial Owners of the Bonds. After such event and if no substitute book-entry depository is appointed by the Company, bond certificates will be delivered as described in the Indenture.

         (h) Upon the termination of the services of DTC with respect to the Bonds pursuant to subsections (c) or (g) of this Section 2.07 after which no substitute book-entry depository is appointed, the Bonds shall be registered in whatever name or names holders transferring or exchanging the Bonds shall designate in accordance with the provisions of the Indenture.

                                   ARTICLE III
                       APPOINTMENT OF AUTHENTICATING AGENT

         SECTION 3.01. The Trustee shall, if requested in writing so to do by the Company, promptly appoint an agent or agents of the Trustee who shall have authority to authenticate registered Bonds in the name and on behalf of the Trustee. Such appointment by the Trustee shall be evidenced by a certificate of a vice-president of the Trustee delivered to the Company prior to the effectiveness of such appointment.

         SECTION 3.02. (a) Any such authenticating agent shall be acceptable to the Company and at all times shall be a corporation which is organized and doing business under the laws of the United States or of any State, is authorized under such laws to act as authenticating agent, has a combined capital and surplus of at least $10,000,000 and is subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 3.02 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which any authenticating agent shall be a party, or any corporation succeeding to the corporate agency business of any authenticating agent, shall continue to be the authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.

         (c) Any authenticating agent at any time may resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time, and upon written request of the Company to the Trustee shall, terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible in accordance with the provisions of this Section 3.02, the Trustee, unless otherwise requested in writing by the Company, promptly shall appoint a successor authenticating agent, which shall be acceptable to the Company. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 3.02.

         (d) The Trustee agrees to pay to any authenticating agent, appointed in accordance with the provisions of this Section 3.02, reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments.

         SECTION 3.03. If an appointment is made pursuant to this Article III, the registered Bonds shall have endorsed thereon, in addition to the Trustee's Certificate, an alternate Trustee's Certificate in the following form:

         This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

                                        BNY MIDWEST TRUST COMPANY, as Trustee


                                        By:
                                           ------------------------------------
                                                   Authenticating Agent



                                        By:
                                           ------------------------------------
                                                   Authorized Officer


         SECTION 3.04. No provision of this Article III shall require the Trustee to have at any time more than one such authenticating agent for any one State or to appoint any such authenticating agent in the State in which the Trustee has its principal place of business.

                                   ARTICLE IV
                       FINANCING STATEMENT TO COMPLY WITH
                           THE UNIFORM COMMERCIAL CODE

         SECTION 4.01. The name and address of the debtor and secured party are set forth below:

         Debtor:            Northern States Power Company
                            414 Nicollet Mall
                            Minneapolis, Minnesota  55401
         Secured Party:     BNY Midwest Trust Company, Trustee
                            2 North LaSalle Street
                            Suite 1020
                            Chicago, Illinois  60602

NOTE: Northern States Power Company, the debtor above named, is "a transmitting utility" under the Uniform Commercial Code as adopted in Minnesota, North Dakota and South Dakota.

         SECTION 4.02. Reference to Article I hereof is made for a description of the property of the debtor covered by this Financing Statement with the same force and effect as if incorporated in this Section at length.

         SECTION 4.03. The maturity dates and respective principal amounts of obligations of the debtor secured and presently to be secured by the Indenture and this Supplemental Trust Indenture, reference to all of which for the terms and conditions thereof is hereby made with the same force and effect as if incorporated herein at length, are as follows:

                         FIRST MORTGAGE BONDS                                         PRINCIPAL AMOUNT
                         --------------------                                         ----------------
Series due December 1, 2005..........................................                     $ 70,000,000
Pollution Control Series J...........................................                      $ 5,450,000
Pollution Control Series K...........................................                      $ 3,400,000
Pollution Control Series L...........................................                      $ 4,850,000
Series due July 1, 2025..............................................                     $250,000,000
Pollution Control Series N...........................................                     $ 27,900,000
Pollution Control Series O...........................................                     $ 50,000,000
Pollution Control Series P...........................................                     $ 50,000,000
Series due March 1, 2028.............................................                     $150,000,000
Resource Recovery Series Q...........................................                      $ 9,145,000
Resource Recovery Series R...........................................                     $ 14,090,000
Pollution Control Series S...........................................                     $ 69,000,000
Series A and Series B due August 28, 2012............................                     $450,000,000
Series due 2004, extendible through 2006.............................                     $275,000,000
Series due August 1, 2006............................................                     $200,000,000
Series due August 1, 2010............................................                     $175,000,000

         SECTION 4.04. This Financing Statement is hereby adopted for all of the First Mortgage Bonds of the Series mentioned above secured by said Indenture and this Supplemental Trust Indenture.

         SECTION 4.05. The 1937 Indenture and the prior Supplemental Trust Indentures, as set forth below, have been filed or recorded in each and every office in the States of Minnesota, North Dakota, and South Dakota designated by law for the filing or recording thereof in respect of all property of the Company subject thereto:

Original Indenture
     Dated February 1, 1937

Supplemental Indenture
     Dated June 1, 1942

Supplemental Indenture
     Dated February 1, 1944

Supplemental Indenture
     Dated October 1, 1945

Supplemental Indenture
     Dated July 1, 1948

Supplemental Indenture
     Dated August 1, 1949

Supplemental Indenture
     Dated June 1, 1952

Supplemental Indenture
     Dated October 1, 1954

Supplemental Indenture
     Dated September 1, 1956

Supplemental Indenture
     Dated August 1, 1957

Supplemental Indenture
     Dated July 1, 1958

Supplemental Indenture
     Dated December 1, 1960

Supplemental Indenture
     Dated August 1, 1961

Supplemental Indenture
     Dated June 1, 1962

Supplemental Indenture
     Dated September 1, 1963

Supplemental Indenture
     Dated August 1, 1966

Supplemental Indenture
     Dated June 1, 1967

Supplemental Indenture
     Dated October  1, 1967

Supplemental Indenture
     Dated May 1, 1968

Supplemental Indenture
     Dated October 1, 1969

Supplemental Indenture
     Dated February 1, 1971

Supplemental Indenture
     Dated May 1, 1971

Supplemental Indenture
     Dated February 1, 1972

Supplemental Indenture
     Dated January 1, 1973

Supplemental Indenture
     Dated January 1, 1974

Supplemental Indenture
     Dated September 1, 1974

Supplemental Indenture
     Dated April 1, 1975

Supplemental Indenture
     Dated May 1, 1975

Supplemental Indenture
     Dated March 1, 1976

Supplemental Indenture
     Dated June 1, 1981

Supplemental Indenture
     Dated December 1, 1981

Supplemental Indenture
     Dated May 1, 1983

Supplemental Indenture
     Dated December 1, 1983

Supplemental Indenture
     Dated September 1, 1984

Supplemental Indenture
     Dated December 1, 1984

Supplemental Indenture
     Dated May 1, 1985

Supplemental Indenture
     Dated September 1, 1985

Supplemental Indenture
     Dated May 1, 1988

Supplemental Indenture
     Dated July 1, 1989

Supplemental Indenture
     Dated June 1, 1990

Supplemental Indenture
     Dated October 1, 1992

Supplemental Indenture
     Dated April 1, 1993

Supplemental Indenture
     Dated December 1, 1993

Supplemental Indenture
     Dated February 1, 1994

Supplemental Indenture
     Dated October 1, 1994

Supplemental Indenture
     Dated June 1, 1995

Supplemental Indenture
     Dated April 1, 1997

Supplemental Indenture
     Dated March 1, 1998

Supplemental Indenture
     Dated May 1, 1999

Supplemental Indenture
     Dated June 1, 2000

Supplemental Indenture
     Dated August 1, 2000

Supplemental Indenture
     Dated June 1, 2002

Supplemental Indenture
     Dated July 1, 2002

Supplemental Indenture
     Dated August 1, 2002

Supplemental Indenture
     Dated May 1, 2003


         SECTION 4.06. The property covered by this Financing Statement also shall secure additional series of First Mortgage Bonds of the debtor which may be issued from time to time in the future in accordance with the provisions of the Indenture.

                                   ARTICLE V
                             AMENDMENTS TO INDENTURE

         SECTION 5.01. Each holder or registered owner of a bond of any series originally authenticated by the Trustee and originally issued by the Company subsequent to May 1, 1985 and of any coupon pertaining to any such bond, by the acquisition, holding or ownership of such bond and coupon, thereby consents and agrees to, and shall be bound by, the provisions of Article VI of the Supplemental Indenture dated May 1, 1985. Each holder or registered owner of a bond of any series (including the Series 2006 Bonds and the Series 2010 Bonds), originally authenticated by the Trustee and originally issued by the Company subsequent to May 1, 1988 and of any coupon pertaining to such bond, by the acquisition, holding or ownership of such bond and coupon, thereby consents and agrees to, and shall be bound by, the provisions of the Supplemental and Restated Trust Indenture dated May 1, 1988 upon the Effective Date.

                                   ARTICLE VI
                                  MISCELLANEOUS

         SECTION 6.01. The recitals of fact herein, except the recital that the Trustee has duly determined to execute this Supplemental Trust Indenture and be bound, insofar as it may lawfully so do, by the provisions hereof and in the bonds shall be taken as statements of the Company and shall not be construed as made by the Trustee. The Trustee makes no representations as to the value of any of the property subject to the lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Trust Indenture or of the bonds issued under the Indenture by virtue hereof (except the Trustee's certificate) and the Trustee shall incur no responsibility in respect of such matters.

         SECTION 6.02. This Supplemental Trust Indenture shall be construed in connection with and as a part of the 1937 Indenture, as supplemented by the Supplemental Trust Indentures dated June 1, 1942, February 1, 1944, October 1, 1945, July 1, 1948, August 1, 1949, June 1,

1952, October 1, 1954, September 1, 1956, August 1, 1957, July 1, 1958, December 1, 1960, August 1, 1961, June 1, 1962, September 1, 1963, August 1, 1966, June
1, 1967, October 1, 1967, May 1, 1968, October 1, 1969, February 1, 1971, May 1,
1971, February 1, 1972, January 1, 1973, January 1, 1974, September 1, 1974,
April 1, 1975, May 1, 1975, March 1, 1976, June 1, 1981, December 1, 1981, May
1, 1983, December 1, 1983, September 1, 1984, December 1, 1984, May 1, 1985,
September 1, 1985, the Supplemental and Restated Trust Indenture dated May 1, 1988 and the Supplemental Trust Indentures dated July 1, 1989, June 1, 1990, October 1, 1992, April 1, 1993, December 1, 1993, February 1, 1994, October 1, 1994, June 1, 1995, April 1, 1997, March 1, 1998, May 1, 1999, June 1, 2000,
August 1, 2000, June 1, 2002, July 1, 2002, August 1, 2002 and May 1, 2003.

         SECTION 6.03. (a) If any provision of the Indenture or this Supplemental Trust Indenture limits, qualifies or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939, as amended (as enacted prior to the date of this Supplemental Trust Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provisions shall control.

         (b) In case any one or more of the provisions contained in this Supplemental Trust Indenture or in the bonds issued hereunder should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.

         SECTION 6.04. Wherever in this Supplemental Trust Indenture the word "Indenture" is used without the prefix "1937", "Original" or "Supplemental", such word was used intentionally to include in its meaning both the 1937 Indenture and all indentures supplemental thereto.

         SECTION 6.05. Wherever in this Supplemental Trust Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Trust Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

         SECTION 6.06. (a) This Supplemental Trust Indenture may be executed simultaneously in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

         (b) The Table of Contents and the descriptive headings of the several Articles of this Supplemental Trust Indenture were formulated, used and inserted in this Supplemental Trust Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         The total aggregate amount of obligations to be issued forthwith under this Supplemental Trust Indenture is $375,000,000, consisting of the Series 2006 Bonds in the aggregate principal amount of $200,000,000 and the Series 2010 Bonds in the aggregate principal amount of $175,000,000.


                                 ---------------

         IN WITNESS WHEREOF, on this 1st day of August, A.D. 2003, NORTHERN STATES POWER COMPANY, a Minnesota corporation, party of the first part, has caused its corporate name and seal to be hereunto affixed and this Supplemental Trust Indenture effective August 1, 2003 to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf, and BNY MIDWEST TRUST COMPANY (as successor trustee to Harris Trust and Savings Bank), an Illinois corporation, as Trustee, party of the second part, to evidence its acceptance of the trust hereby created, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust Indenture effective August 1, 2003, to be signed by its President, a Vice President, or an Assistant Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf.

                                        NORTHERN STATES POWER COMPANY


                                          /S/ Benjamin G.S. Fowke III
                                        ---------------------------------------
                                        By: Benjamin G.S. Fowke III
                                        Its: Vice President
Attest:


    /S/ Peter F. Rechek
------------------------------------
Peter F. Rechek
Its:  Assistant Secretary
Executed by Northern States Power
Company in the presence of:                              (CORPORATE SEAL)

     /S/ Mary Schell
------------------------------------
Witness, Mary Schell


     /S/ Sharon Babcock
------------------------------------
Witness, Sharon Babcock

                                                BNY MIDWEST TRUST COMPANY,
                                                as Trustee


                                                By:  /S/ D. G. Donovan
                                                   ----------------------------
                                                Its: Assistant Vice President
Attest:


        /S/ C. Potter
------------------------------------
Its:  Assistant Secretary
Executed by Northern States Power
Company in the presence of:                         (CORPORATE SEAL)


         /S/ Mary Callahan
------------------------------------
Witness Mary Callahan


         /S/ Linda Garcia
------------------------------------
Witness Linda Garcia

STATE OF MINNESOTA               )
                                 )    SS.:
COUNTY OF HENNEPIN               )


         On this 1st day of August A.D. 2003, before me, Sharon Quellhorst, a Notary Public in and for said County in the State aforesaid, personally appeared Benjamin G.S. Fowke III and Peter F. Rechek, to me personally known, and to me known to be the Vice President and Treasurer and Assistant Secretary, respectively, of Northern States Power Company, one of the corporations described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, each for himself, did say that he, the said Benjamin G.S. Fowke III is a Vice President and Treasurer, and Peter F. Rechek is the Assistant Secretary, of said Northern States Power Company, a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed on behalf of said corporation by authority of its stockholders and board of directors; and said Benjamin G.S. Fowke III and Peter F. Rechek each acknowledged said instrument to be the free act and deed of said corporation and that such corporation executed the same.

         WITNESS my hand and notarial seal, this 1st day of August, A.D. 2003.


     /S/ Sharon Quellhorst
------------------------------------
Sharon Quellhorst
Notary Public
My commission expires:  January 31, 2005
                                                        (NOTARY SEAL)

STATE OF MINNESOTA               )
                                 )    SS.:
COUNTY OF HENNEPIN               )

         Benjamin G.S. Fowke III and Peter F. Rechek, being severally duly sworn, each deposes and says that they are Vice President and Treasurer and Assistant Secretary respectively, of Northern States Power Company, the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagor; and each for himself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the said mortgagor.


    /S/ Benjamin G.S. Fowke III                          /S/ Peter F. Rechek
-----------------------------------                   -------------------------
Benjamin G.S. Fowke III                                    Peter F. Rechek

         Subscribed and sworn to before me this 1st day of August, A.D. 2003.

    /S/ Sharon Quellhorst
------------------------------------
Sharon Quellhorst
Notary Public
My commission expires:  January 31, 2005
                                                         (NOTARY SEAL)

STATE OF ILLINOIS                )
                                 )    SS.:
COUNTY OF COOK                   )

         On this 1st day of August A.D. 2003, before me, K. Gibson, a Notary Public in and for said County in the State aforesaid, personally appeared D. G. Donovan and C. Potter to me personally known, and to me known to be the Assistant Vice President and Assistant Secretary, respectively, of BNY Midwest Trust Company, one of the corporations described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, each, did say that he, the said D. G. Donovan is Assistant Vice President, and she, the said C. Potter, is the Assistant Secretary, of said BNY Midwest Trust Company, a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed on behalf of said corporation by authority of its board of directors; and said D. G. Donovan and C. Potter each acknowledged said instrument to be the free act and deed of said corporation and that such corporation executed the same.

         WITNESS my hand and notarial seal, this 1st day of August A.D. 2003.

         /S/ K. Gibson
------------------------------------
K. Gibson
Notary Public
My commission expires:  7/8/06
                                                      (NOTARY SEAL)

STATE OF ILLINOIS                )
                                 )    SS.:
COUNTY OF COOK                   )


         D. G. Donovan and C. Potter, being severally duly sworn, each for himself/herself deposes and says that he/she, the said D. G. Donovan, is Assistant Vice President, and he/she, the said C. Potter, is Assistant Secretary, of BNY Midwest Trust Company, the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagee; and each for himself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the mortgagor.


       /S/ D. G. Donovan                                     /S/ C. Potter
------------------------------------                      ---------------------
D. G. Donovan                                                  C. Potter

         Subscribed and sworn to before me this 1st day of August, A.D. 2003.

         /S/ K. Gibson
------------------------------------
K. Gibson
Notary Public
My commission expires:  7/8/06
                                                    (NOTARY SEAL)

                                   SCHEDULE A

         The property referred to in Article I of the foregoing Supplemental Trust Indenture from Northern States Power Company to BNY Midwest Trust Company, Trustee, effective as of August 1, 2003, includes the following property hereafter more specifically described. Such description, however, is not intended to limit or impair the scope or intention of the general description contained in the granting clauses or elsewhere in the Original Indenture.


                      I. TRANSMISSION LINES OF THE COMPANY

         The electric transmission lines of the Company, including towers, poles, pole lines, wire, switch racks, switchboards, insulators and other appliances and equipment, and all other property forming a part thereof or appertaining thereto, and all service lines extending therefrom; together with all rights for or relating to the construction or maintenance of operation thereof through, over, under or upon any private property of public streets or highways within as well as without the corporate limits of any municipal corporation, and particularly the following described lines, to-wit:

                          IN THE STATE OF NORTH DAKOTA


Line 0920             56.41 Miles           Rugby - Manitoba Hydro
                                            Pierce Co., ND.
                                            Sec's  6, 7, T156  R72
                                            Sec's 3, 4, 10, 15, 21, 22, 28, 33, T157, R72
                                            Sec's 1, 12, 13, 14, 15, 16, 21, 28, 33, T158, R72
                                            Sec. 6, T158, R71

                                            Rolette Co., ND.
                                            Sec's 6, 7, 18, 19, 30, 31, T160,
                                            R71 Sec's 2, 3, 4, 8, 9, 17, 18, 19,
                                            30, 31, 36, T161, R71 Sec's 13, 14,
                                            21, 22, 23, 28, 29, 31, 32, T161,
                                            R70 Sec's 4, 5, 7, 8, T161, R69
                                            Sec's 2, 11, 14, 22, 23, 26, 33, 34,
                                            35, T162, R69 Sec's 2, 11, 14, 23,
                                            26, 35, T163, R69 Sec's 26, 35,
                                            T164, R69

         This instrument was drafted by Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.

         Tax statements for the real property described in this instrument should be sent to Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.

         Please return recorded document(s) to Lori R. Pagel, GO-Mezzanine, Xcel Energy Inc., 414 Nicollet Mall, Minneapolis, Minnesota 55401.